PotlatchDeltic

Why Invest in PotlatchDeltic

INVESTOR PRESENTATION

Q2 2024

Forward-Looking Statements & Non-GAAP Measures


PotlatchDeltic

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as amended, including without limitation, statements about the company's business model, expectations about the contributions to EBITDDA from the CatchMark merger, expectations about the Waldo, AR sawmill expansion, including timing of completion, production impacts and rate of return, effect of change in lumber prices on annual EBITDDA, our ability to continuously improve our environmental performance, percent of energy used at facilities that is renewable, climate change risks and opportunities, including potential higher southern timberland growth rates, maintenance of third-party environmental and safety certifications, percent of merchantable timber inventory that is comprised of sawlogs, percent of sawlogs used internally, manufacturing capacity expansions, effect of change in log prices on company cash generation, U.S. South and specifically CatchMark capacity markets' sawlog growth-to-drain projections, North American lumber demand and production, expected returns from capital investments, including the automatic planer grader upgrade, projected U.S. demand for mass timber and emissions benefits and carbon impact resulting from mass timber use, expectations regarding the U.S./Canadian softwood lumber import duties, forecasted real estate sales volumes and prices, real estate business potential and land development potential, potential for real estate solar energy deals to close, natural climate solutions opportunities, including potential carbon capture and storage and bioenergy projects and potential resulting increase in EBITDDA, expected conservation outcomes from real estate transactions, capital allocation, growing dividend and dividend yield, share repurchases, future capital expenditures and anticipated return on capital expenditures, debt metrics and estimated patronage credit on term loan debt, investment grade credit rating, the U.S. housing market, including housing affordability, repair and remodel activity, mortgage interest rates, and housing starts, future company performance, and similar matters. Words such as "could," "estimated," "expected," forecast," "future," "headwind," "long-term," "near-term," "outlook," "perpetual," "planned," "potential," "projected," "signal," "tailwind," and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, changes in: the U.S. housing market, timberland values, timber harvest levels on the company's lands, timber prices, policy regarding governmental timber sales, the U.S. and international economies, U.S. bank lending practices, the level of domestic construction activity, contractor shortages, labor disputes, international tariffs, quotas, and trade agreements involving wood products, domestic and international demand for wood products, production and production capacity in the forest products industry, competitive pricing pressures for the company's products, general and industry specific state and federal laws and regulations, fuel and energy costs, transportation shortages and disruptions, raw material, labor, and other costs, and tax laws that could reduce the benefits associated with REIT status. Results may also differ materially because of unanticipated manufacturing interruptions, unforeseen environmental liabilities or expenditures, climate change and weather conditions, an inability to satisfy complex rules in order to remain qualified as a REIT, other events beyond our control, such as the impact of disease pandemics and other human health threats, the company's ability to achieve the anticipated efficiency improvements from its capital investments and to implement the modernization plan for the Waldo, AR sawmill, and other risks and uncertainties described from time to time in the company's public filings with the Securities and Exchange Commission. All forward-looking statements are made as of the date of this presentation, and the company does not undertake to update any forward-looking statements.

NON-GAAP MEASURES

This presentation presents non-U.S. GAAP financial information. A reconciliation of those numbers to U.S. GAAP is included in this presentation, which is available on the company's website at www.PotlatchDeltic.com.


PotlatchDeltic

Table of Contents



Company and Industry Overview

PotlatchDeltic is a $4.0 Billion Timber Real Estate Investment Trust (REIT) Focused on:

GROWING & HARVESTING TREES SUSTAINABLY

BEING PART OF THE SOLUTION TO CLIMATE CHANGE

MANUFACTURING LUMBER & PLYWOOD

SELLING DEVELOPED & RURAL LAND

2.2
Million Acres of Timberland

7
Manufacturing Facilities that Produce Lumber or Plywood


SPOKANE, WA
ST. MARIES
BEMIDJI
GWINN
LITTLE ROCK
OLA
WARREN
WALDO
Timberlands
Wood Products Facilities
Chenal Real Estate
Headquarters



THREE BUSINESS SEGMENTS

We Operate Three Business Segments

Timberlands

We own nearly 2.2 million acres of timberland in Idaho and the U.S. South that we manage on a sustainable basis using **ENVIRONMENTAL BEST PRACTICES.**



Wood Products

We rank as a top 10 lumber producer in the U.S. with 1.1 billion board feet of capacity. We also own an industrial grade plywood mill with 150 million square feet of capacity. We are focused on growing our Wood Products business through **HIGH RETURN CAPITAL PROJECTS**.



Real Estate

We identify and monetize acres that have a **HIGHER VALUE** than timberland through rural land sales and a master-planned community in Little Rock, Arkansas.



We are the Best Timber REIT Play on Housing Because Our Integrated Strategy Provides the Highest Direct Leverage to Lumber Prices



Indexed Idaho Sawlogs

&



Top 10 Lumber Manufacturer

HIGHEST DIRECT LEVERAGE TO LUMBER PRICES[1]


59%
32%
0%
PCH 2
WY
RYN
Indexed Idaho Sawlogs
Lumber

$10 per MBF in Lumber Price = $12 Million in PCH EBITDDA[3]

1 | Source: Public filings 2017 – 2023 and Management's estimates.
2 | Includes average $55 million of EBITDDA expected from CatchMark for first five years after merger, assuming full synergies run rate.
3 | EBITDDA is a non-GAAP measure; see appendix for definition and reconciliations to GAAP.

Lumber Prices Have Fluctuated the Last Few Years

RANDOM LENGTHS FRAMING LUMBER COMPOSITE PRICE


$ PER THOUSAND BOARD FEET
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21 Jan-22 Feb-22 Mar-22 Apr-22 May-22 Jun-22 Jul-22 Aug-22 Sep-22 Oct-22 Nov-22 Dec-22 Jan-23 Feb-23 Mar-23 Apr-23 May-23 Jun-23 Jul-23 Aug-23 Sep-23 Oct-23 Nov-23 Dec-23 Jan-24 Feb-24 Mar-24 Apr-24 May-24
Strong housing and R&R markets drive demand for lumber above supply capacity
Product and transportation issues constrain supply against strong demand backdrop
Production curtailments and surge in R&R demand
Higher interest rates impact demand; prices hover at/near floor
R&R channel slows and backs up
Interest rate increase and slow economy

During the last several years, we have seen extraordinary variation in lumber prices. In March 2022, prices peaked at over $1,300. As the economy slowed and the Fed rapidly increased interest rates, lumber prices declined and reached a low point in January 2023 at $373/MBF. For the full year 2023, prices bounced along between $390 and $460/MBF. During the latter part of 2023 and continuing into 2024, multiple mill closures were announced in both Canada and the U.S. further indicating that the current pricing levels are not sustainable for less efficient mills.

PotlatchDeltic is Well Positioned to Take Advantage of Favorable Housing Fundamentals

U.S. HOUSING STARTS


2,500
2,000
1,500
1,000
500
0
Actual[1]
Forecast[2]
Average Starts Since 1970: 1.5 Million
Multifamily Led the Way
2001
2003
2005
2007
2009
2011
2013
2015
2017
2019
2021
2023
2025F
Single Family
Multifamily

"Strong cyclical headwinds mostly relating to the collapse in affordability have largely offset the still-present structural tailwinds."

- FEA



Millennials Shifting to Home Ownership

Resale Home Inventory Remains Low

Repair and Remodel Remains Stable

1 | Source: U.S. Census Bureau.
2 | Source: Forest Economic Advisors (FEA).

Higher Mortgage Rates Have Caused Housing Starts to Slow Down

HOUSING AFFORDABILITY INDEX & 30-YEAR FIXED RATE MORTGAGE [1]


INDEX
220
200
180
160
140
120
100
80
FIXED RATE MORTGAGE
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024 YTD

The rise in home prices and uptick in mortgage rates have made homes less affordable. A low inventory of existing homes for sale, a resilient labor market, and incentives by homebuilders have offset some of the impact providing some level of stability in the new home construction market.

1 | Source: Freddie Mac & National Association of Realtors.

There Has Been a Cumulative Underbuilding of U.S. Homes in the Last Decade

CUMULATIVE UNDERBUILDING OF U.S. HOMES IN LAST DECADE[1]


3.0
2.0
1.0
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
-6.0
MILLION UNITS
OVERBUILDING
UNDERBUILDING
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
2017
2019
2021
2023

Overbuilding occurred in the U.S. single family market in 2005-2008. Since then, we have had a prolonged period of underbuilding. When the loss of existing units is combined with the underbuilding relative to household formation, the cumulative housing deficit is even more substantial.

1 | Source: FEA.

There is a Strong Millennial Demographic Tailwind

U.S. POPULATION DISTRIBUTION BY AGE 2008 VS 2023[1]


POPULATION IN MILLIONS
5
4
3
2
1
0
PRIME HOMEBUYING YEARS
00
05
10
15
20
25
30
35
40
45
50
55
60
65
70
75
80
85
90
95
100
POPULATION AGE
2023
2008

Millennials are the largest demographic cohort in U.S. history and they have entered their prime homebuying years.

This provides a significant tailwind to housing demand and presents a different situation than the last housing boom, which ended in 2008.

1 | Source: U.S. Census Bureau.

U.S. Housing Stock Has Aged Considerably

MEDIAN AGE OF OWNER-OCCUPIED HOUSING [1]



49% of US owner-occupied homes were built before 1980; only 7.1% were built between 2010 and 2019.
YEARS OF AGE
41
39
37
35
33
31
29
27
25
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
2017
2018
2021
2023

Aging housing stock signals a rising market for repair and remodeling. This is because older homes typically have much smaller footprints than homes built more recently, and older homes need more repairs than newer homes. Larger homes are even more desirable with the ongoing prevalence towards remote work.

1 | Source: NAHB/U.S. Census Bureau

Residential Improvement Spending Supports Lumber Demand

RESIDENTIAL IMPROVEMENT SPEND[1]


BILLIONS OF 2012 USD
280
260
240
220
200
180
160
140
120
100
80
FORECAST
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
2015
2017
2019
2021
2023
2025

Residential remodeling benefits from strong housing markets, limited housing supply, and aging housing stock. Despite a higher mortgage rate environment, significant homeowner equity, along with existing homeowners choosing to remodel in lieu of purchasing a new home, is providing stability to the repair and remodel market. Rising cost of labor and building materials and higher interest rates create near-term headwinds.

1 | Source: FEA.

Demand for Lumber Used in Nonresidential Construction is Also Poised for Growth as Environmentally Beneficial Tall Wood Buildings Take Market Share from Steel and Concrete

BENEFITS OF MASS TIMBER IN TALL BUILDINGS



Environmental Sustainability
& CARBON STORAGE

Aesthetics

Energy & Thermal
PERFORMANCE

ICC APPROVED TO
18 Stories

STRUCTURAL
Strength & Stability

Faster & Easier
TO BUILD

Performs
WELL IN FIRE

CARBON VAULT

Wood is 50% Carbon
BY WEIGHT

LUMBER CO_2 PRODUCTION INTENSITY[1]

25% LESS THAN CONCRETE

50% LESS THAN STEEL

SUBSTITUTION[2]

SUBSTITUTION COULD PREVENT
14 to 31%
OF GHG EMISSIONS

1 | Source: The economic emissions benefits of engineered wood products in a low-carbon future, MIT Joint Program on the Science and Policy of Global Change, June 2018.
2 | Source: Chadwick Dearing Oliver, Nedal T. Nassar, Bruce R. Lippke, James B. McCarter (2014) Carbon, Fossil Fuel, And Biodiversity Mitigation with Wood and Forests, Journal of Sustainable Forestry.

The Outlook for Mass Timber as a Natural Climate Solution is Favorable

PROJECTED U.S. INCREMENTAL MASS TIMBER DEMAND[1]


INCREMENTAL SOFTWOOD DEMAND (BBF)
8
7
6
5
4
3
2
1
0
2025
2030
2035
High
Base
Low

TOTAL INCREMENTAL ⬆ OF

3.77-6.75 BBF

PROJECTED U.S. INCREMENTAL CARBON IMPACT[2]


CO2 EQUIVALENT (MILLION METRIC TONS)
9
8
7
6
5
4
3
2
1
0
2025 Gain
2030 Gain
2035 Gain
CO_2 Avoided
CO_2 Sequestered

TOTAL INCREMENTAL ⬆ OF

~8.4 Million tons of CO_2 avoided[3]

1 | SLB Mass Timber Demand Outlook, 2020 FP Innovations, October 2020.
2 | Source: Woodworks Carbon Calculator Documentation.
3 I Source: 2020 FP Innovations. Modeled on base case.

Our Natural Climate Solutions Opportunities are Expanding

OPPORTUNITIES

CARBON CREDITS



Monetize Timberland Harvest Deferral

CARBON CAPTURE



Monetize Subsurface Carbon Storage

GREEN ENERGY



Sell or Lease Land for Solar Energy Production

Sell Pulpwood & Sawmill Residuals for Green Energy Production

CONSERVATION



Enabling Forests to Stay Healthy and Productive

Our sustainably managed timberlands are part of the solution to climate change. Corporate net zero commitments and new legislation have both increased the number of opportunities we are evaluating. While it will take time, we expect natural climate solutions will increase our EBITDDA[1] and the value of our timberlands.

1 | Non-GAAP measure; definition and reconciliations to GAAP can be found in the appendix of this presentation.



PotlatchDeltic

Timberlands Segment

We Own Nearly 2.2 Million Acres of Timberlands in Seven States

REGION	STATE	ACRES[1]
NORTHERN	IDAHO	625
SOUTHERN	ARKANSAS	963
	GEORGIA	214
	ALABAMA	150
	MISSISSIPPI	134
	SOUTH CAROLINA	59
	LOUISIANA	30
		1,550



NORTHERN



SOUTHERN



We manage our timberlands on a sustainable basis, leveraging decades of experience, and we are a leader in forest stewardship.

100% SFI® CERTIFIED

~70% FSC® CERTIFIED IN AR & LA

1 | Acres in thousands; as of March 31, 2024.

Our Idaho Timberlands are Highly Profitable and Productive

PCH TIMBERLANDS SIGNIFICANTLY OUTPERFORM TYPICAL INLAND NORTHWEST TIMBERLANDS


TYPICAL INLAND NW TIMBERLANDS

- MILDER CLIMATE
- MORE PRECIPITATION
- FAVORABLE SOILS
- IDEAL ELEVATION


PCH TIMBERLANDS

EBITDDA EXCEEDS W. OREGON & WASHINGTON


EBITDDA/ACRE[1] (2016-2023)
$184
$152
PCH IDAHO
WY WESTERN OR/WA

We are the largest private landowner in Idaho where we own the **most productive timberlands** in the Inland Northwest. High value sawlogs represent over 90% of our Idaho harvest volume and we **index about 75% of our Idaho sawlogs to the price of lumber**.

MAJOR SPECIES
DOUGLAS-FIR/LARCH, HEM-FIR, CEDAR

90%
SAWLOGS

AVERAGE 45%
OF SAWLOGS USED INTERNALLY

1 | EBITDDA is a non-GAAP measure; see appendix for definition and reconciliations to GAAP; WY EBITDDA obtained from public filings.

Our Legacy Operations are Naturally Hedged in the U.S. South

PCH SAWLOG CONSUMPTION VS. PCH SAWLOG SALES[1]



2.2M Tons
CONSUMED

2.1M Tons
SOLD

10%
CHANGE IN PRICES

2%
CHANGE IN PCH CASH FLOWS

MAJOR SPECIES
SOUTHERN YELLOW PINE, MIXED HARDWOODS

~55%
SAWLOGS

AVERAGE ~50%
OF SAWLOGS USED INTERNALLY

1 | Statistics are for legacy PotlatchDeltic in the U.S. South (excludes legacy CatchMark timberlands).

The Hedge is Important Because Our Legacy Southern Sawlog Prices Have Been Below Trend Levels

SOUTHERN PINE SAWTIMBER STUMPAGE PRICE VS LUMBER PRODUCTION[1]


BILLION BOARD FEET
22
17
12
7
2
50
40
30
20
10
$ PER TON
1983 1985 1987 1989 1991 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 2021 2023
US South Softwood Lumber Production
US South Pine Sawtimber Price

Southern yellow pine sawlog prices in our legacy operating areas remain below trend levels because of oversupply. The oversupply situation has its roots in conversion of southern row crop land to timberland through federal government incentives over 30 years ago and increased productivity of southern acres due to improved silvicultural practices (genetically modified seedlings, plantations, fertilization).

1 | Source: USDA, WWPA, Timber Mart-South.

Sawmill Capacity Additions are Tightening Our Legacy Log Markets

CENTRAL SOUTH CAPACITY ADDITIONS SINCE 2018[1]



PCH Timberlands

New Sawmill Capacity Announced

New Sawmill Capacity Completed

~0.7 BBF
ANNOUNCED

~4.0 BBF
COMPLETED

Fiber supply constraints in the U.S. Northwest and declining annual allowable cut in British Columbia, combined with available low-cost fiber in the U.S. South have driven capacity expansion to the southern region. Labor shortages are delaying completion and startup of capacity expansion projects.

1 | Source: ERA Forest Products Research.

Log Markets are More Tensioned For Timberlands Acquired in the CatchMark Merger

CATCHMARK CAPACITY MARKETS


2020
2025
Legend
GTD2020
GTD2025
<0.2
0.2 - 0.4
0.4 - 0.6
0.6 - 0.8
0.8 - 1.0
1.0 - 1.2
1.2 - 1.4
1.4 - 1.6
1.6 - 1.8
1.8 - 2.0
>2.0
0
100
200
400 Miles

> Investments in manufacturing capacity in legacy CatchMark's markets have created tight growth-to-drain dynamics. This trend is expected to continue.

1 | Source: FORISK.

Climate Change is Providing Southern Timberlands Opportunities

POTENTIAL FOR HIGHER SOUTHERN TIMBERLAND GROWTH RATES

Loblolly Pine

WELL SUITED FOR CHANGING CLIMATE



CO_2

HIGHER CO_2 LEVELS COULD DRIVE

Up to 30%

PRODUCTIVITY GAINS IN NEXT ROTATION

> Climate change could drive additional timberland productivity but also create demand for low carbon footprint wood-based construction. Weather and labor constraints could also increase costs.

Our Timberlands Segment Adjusted EBITDDA



TIMBERLANDS ADJUSTED EBITDDA HISTORY[1,2]


$ MILLIONS
$300
$250
$200
$150
$100
$50
$0
2016
2017
2018
2019
2020
2021
2022
2023
Northern Region
Southern Region

TIMBERLANDS HARVEST[2]


MILLION TONS
9
8
7
6
5
4
3
2
1
0
2016
2017
2018
2019
2020
2021
2022
2023

SAWLOG PRICES


$200
$150
$100
$50
$0
2016
2017
2018
2019
2020
2021
2022
2023

Timberlands provide stability and support a sustainable growing dividend.

1 | Non-GAAP measure; definition and reconciliations to GAAP can be found in the appendix of this presentation.
2 | Deltic included for 10 months in 2018; extraordinary wet weather reduced 2019 harvest; Ola, Arkansas sawmill fire reduced 2021 harvest; CatchMark included for 3.5 months in 2022.



Wood Products Segment

Our Wood Products Facilities are Productive and Efficient





REGION	FACILITY	CAPACITY[1]
LUMBER	ST. MARIES, IDAHO	185 MMBF
	BEMIDJI, MINNESOTA	140 MMBF
	GWINN, MICHIGAN	185 MMBF
	OLA, ARKANSAS	150 MMBF
	WALDO, ARKANSAS[2]	190 MMBF
	WARREN, ARKANSAS	220 MMBF
		1,070 MMBF
PLYWOOD	ST. MARIES, IDAHO	150 MMSF
		150 MMSF





We own 6 sawmills located in Arkansas, Idaho, Michigan and Minnesota that have capacity to produce 1.1 billion board feet of lumber annually. Our plywood facility in St. Maries, Idaho produces specialty plywood for industrial applications.

1 | Capacity as of December 31, 2023. Capacity represents the proven annual production capabilities of the facility under normal operating conditions and producing a normal product mix. Excludes overtime.
2 | A project to modernize and expand the sawmill by 85 MMBF to 275 MMBF was announced in June 2022. The project is expected to be completed in 2024.

ABOUT OUR WOOD PRODUCTS SEGMENT

Our Capacity is Growing With Acquisitions and Productivity Improvements

PCH LUMBER VOLUMES ARE GROWING



2023

6 SAWMILLS
1,103 MMBF SHIPPED[1]

2015

4 SAWMILLS
624 MMBF SHIPPED

+479
MMBF

+77%
MMBF

+2.5%
ORGANIC CAGR

Our lumber shipments have increased 77% in eight years as a result of **HIGH-RETURN CAPITAL PROJECTS** and the addition of two sawmills in the 2018 Deltic merger.

1 | The Waldo, Arkansas modernization and expansion project will increase sawmill capacity by 85 MMBF annually, beginning in late 2024.

North American Lumber Supply

LUMBER PRODUCTION BY REGION[1]


U.S. South
37%
British Columbia
14%
Other Canada
23%
U.S. West
22%
Other U.S.
4%

CANADIAN SHARE OF U.S. MARKET[1]


34%
32%
30%
28%
26%
24%
22%
20%
2006
2008
2010
2012
2014
2016
2018
2020
2022

Over 60% of North American lumber production is in the U.S., with the U.S. South accounting for 37% overall. The Canadian share of the U.S. market was impacted by the Great Recession, the mountain pine beetle infestation, forest fires and lower allowable harvest levels which resulted in ~4BBF of capacity closures since 2018. Canadian imports into the U.S. remain subject to duties with a combined rate of 8%.

1 | Source: FEA.

Lumber Production Shifting to the U.S. South

ANNUAL CHANGE IN LUMBER PRODUCTION 2018-2023[1]


BILLION BOARD FEET
4.0
3.0
2.0
1.0
0.0
(1.0)
(2.0)
(3.0)
(4.0)
(5.0)
British Columbia
Other Canada
Other U.S.
U.S. West
U.S. South
2018 vs 2023

Lumber production in British Columbia has been declining due to the mortality impact from the mountain pine beetle and reduced annual allowable harvest levels. Production in the U.S. South has increased due to available low cost fiber combined with productivity improvements and capacity expansions.

1 | Source: FEA.

Waldo Sawmill Modernization IRR Estimated to be 22% in Base Case


New Kiln
Planer Upgrades
New Green Sorter
Log Crane
New Saw Line
Log Merchandising and Optimizer

Highlights:

- $131 million investment
- 85 MMBF increased production
- 30-40% reduction in cash processing costs
- ~10% increase in log recovery
- 2024 completion
- Estimated incremental annual EBITDDA of ~$25 million[1]

1 | EBITDDA is a non-GAAP measure; see appendix for definition and reconciliations to GAAP.

Continuous Capital Investments Meet Hurdle Rates, Improve Productivity, Lower Costs, and Reduce Environmental Impact



St. Maries Plywood Patch Automation. Equipment was installed at our St. Maries Plywood mill to automate the patching of our specialty panels, which are used in industrial applications. This project was completed in Q2 2022. The ~$4 million investment for this equipment lowers chemical usage while enabling the mill to profitably increase production resulting in a return of over 50%. The automation also improves employee health and safety through repositioning repetitive motion jobs.



Warren Kilns Replacement. The five antiquated batch kilns at Warren were replaced with two state of the art continuous drying kilns in 2019. The new kilns improved lumber quality, resulting in a higher premium grade percentage, and removed a bottleneck, increasing production 25 MMBF per year. This ~$16 million investment yielded a 22% return.


GradExpert

Automatic Planer Grader. We recently upgraded the automatic planer graders at five of our six sawmills to utilize artificial intelligence. As a result, the accuracy of the automatic planer graders increased, resulting in a higher premium grade percentage and higher sales price realizations. We invested ~$2 million and are expecting a return greater than 55%.

We are Relentlessly Focused on Continually Improving Our Environmental Performance

INCREASING QUALITY OF LOG UTILIZATION	REDUCING ENVIRONMENTAL FOOTPRINT	FOCUSED ON RENEWABLE ENERGY USE	CERTIFYING FIBER USED AT MILLS
NEARLY **100%** OF LOGS UTILIZED	**Air, Water, & Waste**	RENEWABLE ENERGY **48%** OF TOTAL USED AT FACILITIES [1]	ALL MILLS **Certified SFI® Fiber Sourcing** 3 MILLS CERTIFIED FSC® CHAIN OF CUSTODY

1 | Data as of December 31, 2023.

Our Wood Products Segment Adjusted EBITDDA

WOOD PRODUCTS ADJUSTED EBITDDA HISTORY[1,2]



$ MILLIONS
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2016
2017
2018
2019
2020
2021
2022
2023

WOOD PRODUCT SHIPMENTS [2]



BBF
1.2
1.0
0.8
0.6
0.4
0.2
0.0
2016
2017
2018
2019
2020
2021
2022
2023

WOOD PRODUCTS LUMBER PRICES (MBF)



$/MBF
$900
$800
$700
$600
$500
$400
$300
$200
2016
2017
2018
2019
2020
2021
2022
2023

We added two sawmills in the 2018 Deltic merger, and we regularly invest in high-return capital projects. In the first half of 2023, we completed the restart of the Ola, Arkansas sawmill following a fire in 2021.

1 | Non-GAAP measure; definition and reconciliations to GAAP can be found in the appendix of this presentation.
2 | Deltic included for 10 months in 2018.


PotlatchDeltic
Real Estate Segment

ABOUT OUR REAL ESTATE SEGMENT

We Expect to Sell Approximately One Percent of Our Rural Acres at a Premium to Timberland Value Each Year

RURAL REAL ESTATE



KEY HIGHLIGHTS

RURAL LAND SALES
Typically 3-4X Timberland Management Value

LEGACY CATCHMARK LAND
Exceeding Expectations

LARGE PROPORTION OF SALES HAVE
Conservation Outcomes

We are proud to have a significant amount of conservation outcomes from our land sales.

- Since 2004, approximately 250,000 acres of our rural land sales were for conservation outcomes.
- Since 2018, approximately 65% of our rural land sales acreage has been for conservation outcomes, with the remaining 35% for rural recreational or other purposes.

We Create Significant Conservation Outcomes Through Rural Land Transactions

BOUNDARY WATERS – "PLAN B"





The "Plan B" transaction involved the Boundary Waters Canoe Area Wilderness (BWCAW), a renowned recreational paradise in the northern third of Superior National Forest. Minnesota School Trust Lands held 82,400 acres of lands granted at statehood to support public education that were embedded within BWCAW, and that had not been accessible in order to generate revenue for the schools. The U.S. Forest Service (USFS) wanted to incorporate the lands into the BWCAW for recreational access. The solution was a creative three way land swap with The Conservation Fund (TCF) purchasing 40,000 acres of neighboring PotlatchDeltic land over five phases, which would then be exchanged in phases for equally valued School Trust Lands inside the wilderness area.

TCF would then sell those lands within the wilderness to the USFS for incorporation into the BWCAW. The transactions will permit that the new Minnesota School Trust lands to serve as long-term revenue sources for the schools, keep working forests as working forests, support jobs and local communities, and enable the lakefront lands placed within the BWCAW to be preserved for recreational access.

We Create Significant Conservation Outcomes Through Rural Land Transactions

MISSISSIPPI RIVER NORTHWOODS





A transaction with The Trust for Public Land (TPL), with a subsequent sale to Crow Wing County, resulted in wildlife habitat conservation on nearly 2,000 acres along the Mississippi River. The area is known as the Mississippi River Northwoods and was the largest remaining stretch of the Mississippi River unprotected from development in north central Minnesota.

The land connected with other properties to provide a nine mile stretch of waterfront that protects eagle and red shouldered hawk nests and provides critical habitat along the Mississippi River Flyway, used by 60% of North America's migratory birds. In addition, the lands provided perpetual public recreation benefits for hunting, fishing, wildlife viewing, hiking and canoeing.

Interest in Solar Opportunities on Our Timberlands is Increasing

LAND SALES AND LEASING FOR SOLAR



- Solar energy is gaining traction as a renewable power alternative, especially in the South.
- Energy providers and private companies are building utility-scale solar farms to reduce greenhouse gas emissions, take advantage of government incentives, and provide access to energy from renewable sources.
- We closed our first solar-related transaction in the first quarter of 2022. The sales price was $7,500 per acre and the transaction generated EBITDDA of $13 million.[1]
- We have nearly $200 million on a net present value basis of solar land sale and lease options under contract; representing ~1% of our timberland acreage ownership.
- We have identified other rural land sites with solar potential which would add to the above opportunity.

1 | EBITDDA is a non-GAAP measure; see appendix for definition and reconciliations to GAAP.

We Also Develop and Sell Building Lots in a Highly Desirable 4,800 Acre Master-Planned Community

CHENAL MASTER-PLANNED COMMUNITY LITTLE ROCK, ARKANSAS



~60%
COMMERCIAL SOLD

280 ACRES REMAINING[1]
$280,000/ACRE[2]

~70%
RESIDENTIAL SOLD

1,310 LOTS REMAINING[1]
$90,000/LOT[2]

- PREMIER MASTER-PLANNED COMMUNITY
- LOT SALES TO PRIVATE/REGIONAL BUILDERS
- MOST INFRASTRUCTURE $ COMPLETE
- COMMERCIAL - OFFICE/MULTIFAMILY/RETAIL

20%
OF NEIGHBORHOODS SET ASIDE AS GREEN SPACES

PROMOTING A
Healthy Lifestyle
FOR RESIDENTS

15%
GREENSPACE BETWEEN NEIGHBORHOODS

Our Chenal Valley master-planned community in west Little Rock is one of the premier real estate developments in Arkansas. We develop and sell both residential and commercial property, while incorporating several environmentally conscious practices into the development process.

1 | As of March 31, 2024.
2 | Average forecasted price per acre or per lot may differ from realized price per acre or per lot, as applicable.

Real Estate Segment Adjusted EBITDDA Continues to be a Strong Contributor

REAL ESTATE ADJUSTED EBITDDA HISTORY[1]


$ MILLIONS
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
2016
2017
2018
2019
2020
2021
2022
2023

RURAL SALES


ACRES SOLD
100K
80K
60K
40K
20K
0
2018[2]
2019
2020[3]
2021
2022
2023
$3K
$2K
$1K
0
$/ACRE

RESIDENTIAL SALES


LOTS SOLD
200
180
160
140
120
100
80
60
40
20
0
2018
2019
2020
2021
2022
2023
$120K
$100K
$80K
$60K
$40K
$20K
0
$/LOT

Our Real Estate team creates value with opportunistic rural land sales and effective management of our Chenal Valley master-planned community in Little Rock, Arkansas.

1 | Non-GAAP measure; definition and reconciliations to GAAP can be found in the appendix of this presentation.
2 | Deltic included for 10 months in 2018.
3 | Completed sale of ~72,000 acres in Minnesota for ~$48MM in Q4 2020 to The Conservation Fund.

Capital Allocation and Balance Sheet

We are Focused on Growing Shareholder Value Over the Long Term Through a Balanced Capital Allocation Strategy

$ MILLIONS	MAINTAIN STRONG BALANCE SHEET	RETURN CASH TO SHAREHOLDERS	GROW CAD[1] PER SHARE
STABLE CASH FLOW	TARGETS: LEVERAGE ≤ 4X[1] ADEQUATE CASH LIQUIDITY > $400	DIVIDEND: • GROW SUSTAINABLY • $143/YEAR	MAINTENANCE CAPEX: • REFOREST, MILLS, LOTS • ~$50 / YEAR
VARIABLE CASH FLOW	ACTUAL 3/31/2024: LEVERAGE = 5X[1] CASH = $180 LIQUIDITY = $479	SHARE REPURCHASES: • >20% NAV DISCOUNT • 10b5-1 PLAN IN PLACE SPECIAL DIVIDENDS: • $276 Q4 2021 • $ 76 Q4 2022	DISCRETIONARY CAPEX: • >15% IRR ACCRETIVE ACQUISITIONS: • TIMBERLANDS, MILLS

GROW SHAREHOLDER VALUE

2014-2024[4]

DIVIDENDS	SHARE REPURCHASES	ACQUISITIONS	CAPEX
$1.3 BILLION[2]	$126 MILLION	$3.0 BILLION	$605 MILLION[3]

1 | EBITDDA leverage and CAD are non-GAAP measures for the twelve months ended March 31, 2024. See appendix for definition.
2 | Includes special dividends of $276 million and $76 million in 2021 and 2022, respectively.
3 | Includes planned expenditures on the Waldo, Arkansas sawmill modernization and expansion.
4 | Through March 31, 2024.

Returning Cash to Shareholders Through a Sustainable, Growing Dividend and Opportunistic Share Repurchases is a Key Part of Our Value Proposition

SUSTAINABLE AND GROWING DIVIDENDS


45% INCREASE IN REGULAR DIVIDEND PER SHARE SINCE 2012
$ PER SHARE[1]
$1.24
$1.40
$1.50
$1.60
$1.64
$1.76
$1.80
Q4 2011
Q4 2013
Q4 2014
Q4 2017
Q4 2020
Q4 2021
Q4 2022

3.8% YIELD[2]

TIMBERLANDS **> 80%** OF GROSS ASSET VALUE

OPPORTUNISTIC SHARE REPURCHASES

EXISTING
$200 Million
REPURCHASE AUTHORIZATION

REMAINING[3]
$125 Million
REPURCHASE AUTHORIZATION

2023 REPURCHASED
$25 Million
AT $45 PER SHARE

1 | Annual run rate.
2 | Based on closing stock price of $47.02 on March 28, 2024.
3 | As of March 31, 2024.

We are Growing Our Business in a Disciplined Way Over Time

CAPITAL EXPENDITURES


$ MILLIONS
140
120
100
80
60
40
20
0
52
64
46
65
83
131
110
2018
2019
2020
2021
2022 1
2023 2
2024 3
Wood Products
Timberlands Reforestation & Roads
Real Estate Development
Corporate
Maintenance (Reforestation, Mills, and Lot Development)

KEY MERGERS & ACQUISITIONS



MISSISSIPPI/ALABAMA ACQUISITION 2014



DELTIC TIMBER MERGER 2018



LOUTRE TIMBER MERGER 2021



CATCHMARK MERGER 2022

1 | Includes $15 million for the Ola, Arkansas sawmill rebuild and $12 million for the Waldo, Arkansas sawmill modernization and expansion. The Ola Sawmill rebuild funding was mostly covered by insurance.
2 | Includes $74 million for the Waldo, Arkansas sawmill modernization and expansion.
3 | Estimate between $100-110 million CAPEX for 2024. Includes $44 million for the Waldo, Arkansas sawmill modernization and expansion.

Maintaining a Strong Balance Sheet and Ample Liquidity Provides the Flexibility to be Opportunistic

$ MILLIONS

Market Cap[1]	Debt[2]	Cash[2]	Enterprise Value	Liquidity[2]
$3,738	$1,034	($180)	$4,592	$479 Million

INVESTMENT GRADE

MOODY'S **Baa3**

S&P **BBB-**

DEBT METRICS[2]

NET DEBT TO ENTERPRISE VALUE[3]	18.6%
ADJUSTED EBITDDA LEVERAGE-LTM[3]	5.0x
WEIGHTED AVERAGE COST OF DEBT[4]	2.3%

DEBT MATURITIES



$ MILLIONS
$176
$100
$28
$139
$100
$190
$185
$40
$40
$40
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033

1 | Based on closing stock price of $47.02 on March 28, 2024.

2 | As of March 31, 2024.

3 | Adjusted EBITDDA leverage and net debt to enterprise value are non-GAAP measures. See appendix for definitions.

4 | Weighted average cost of debt excludes amortization of deferred issuance costs and credit facility fees and includes annual estimated patronage credit on term loan debt.

The Power of Our Strategy is Evidenced by Our Strong Financial Performance

POTLATCHDELTIC HISTORICAL ADJUSTED EBITDDA[1]


$ MILLIONS
$750
$675
$600
$525
$450
$375
$300
$225
$150
$75
$
$134 MILLION
$196 MILLION
$297 MILLION
$179 MILLION
$382 MILLION
$653 MILLION
$574 MILLION
$200 MILLION
2016
2017
2018
2019
2020
2021
2022
2023

Our well-managed portfolio of assets and our business strategy are well aligned with favorable housing fundamentals.

Our **HIGHEST DIRECT LEVERAGE** to lumber prices resulted in robust Adjusted EBITDDA in 2020, 2021, and 2022.

1 | Non-GAAP measure; definition and reconciliations to GAAP can be found in the appendix of this presentation.

We are Committed to Environmental and Social Responsibility and to Responsible Governance

OUR CORE UNITED NATIONS SDGs[1]

6 CLEAN WATER AND SANITATION · 8 DECENT WORK AND ECONOMIC GROWTH · 12 RESPONSIBLE CONSUMPTION AND PRODUCTION · 13 CLIMATE ACTION · 15 LIFE ON LAND · 17 PARTNERSHIPS FOR THE GOALS

SUPPORTED UNITED NATIONS SDGs[1]

3 GOOD HEALTH AND WELL-BEING · 4 QUALITY EDUCATION · 5 GENDER EQUALITY · 10 REDUCED INEQUALITIES · 11 SUSTAINABLE CITIES AND COMMUNITIES

FORESTS[2]

LONG-TERM SUSTAINABLE FOREST MANAGEMENT PLANS INCORPORATE **BEST MANAGEMENT PRACTICES**

FORESTRY PRACTICES 100% THIRD-PARTY CERTIFIED

PLANTED 30 MILLION SEEDLINGS

PROTECTED **8,311 MILES** OF RIVERS AND STREAMS

PROTECTED **ENDANGERED SPECIES** AND PROMOTED **BIOLOGICAL DIVERSITY**

PLANET[2]

ENVIRONMENTAL MANAGEMENT SYSTEM

RENEWABLE ENERGY
48% OF TOTAL USED AT FACILITIES

-6.4 MILLION METRIC TONS NET CO_2e REMOVALS

+ 41,000 METRIC TONS CO_2e SCOPE 1
AND **+ 59,000 METRIC TONS CO_2e**
LOCATION-BASED **SCOPE 2** GHG EMISSIONS

PHYSICAL CLIMATE RISK ASSESSMENTS

42% SCOPE 1 & 2 AND **25% SCOPE 3** GHG REDUCTION TARGETS **BY 2030**

PEOPLE[2]

WOMEN CONSTITUTE **32%** OF OUR TOTAL SALARIED ROLES

TEAM MEMBER DEVELOPMENT

ERGs PROMOTE **INCLUSION** **Salute**

VPP STATUS AT **4** OF **7** FACILITIES

OUR **WOOD PRODUCTS TCIR** IS **1.9** OUR **SAFETY ASPIRATION** IS **ZERO** INCIDENTS

CONNECTED TO OUR **COMMUNITIES**

PERFORMANCE[2]

MAJORITY INDEPENDENT BOARD OF DIRECTORS

COMPREHENSIVE POLICIES REFLECT **OUR HIGH STANDARD AND ETHICS**

ENTERPRISE RISK MANAGEMENT FRAMEWORK, INCLUDING CLIMATE RISKS

FOCUS ON **HUMAN RIGHTS**

RESPONSIBLE SOURCING

SUPPLIER **CODE OF CONDUCT**

1 | United Nations Sustainable Development Goals (UN SDGs) represent a global partnership between developed and developing countries to end poverty, protect the planet, and improve the lives and prospects of people everywhere.

2 | Data as of December 31, 2023.

PotlatchDeltic

Appendix





Adjusted EBITDDA Reconciliation

$ MILLIONS

		2016	2017	2018	2019	2020	2021	2022	2023
TIMBERLANDS	Northern Timberlands operating income	$65	$ 94	$105	$63	$114	$197	$167	$50
	Depreciation, depletion and amortization	10	8	9	8	8	8	8	8
	Northern Timberlands EBITDDA	$75	$102	$114	$71	$122	$205	$175	$58
	Southern Timberlands operating income	$17	$12	$16	$25	$18	$20	$22	$26
	Depreciation, depletion and amortization	14	13	40	38	43	38	52	67
	Southern Timberlands EBITDDA	$31	$25	$56	$63	$61	$58	$74	$93
	Timberlands Segment Adjusted EBITDDA	**$106**	**$127**	**$170**	**$134**	**$183**	**$263**	**$249**	**$151**
WOOD PRODUCTS	Operating income (loss)	$25	$73	$108	($10)	$152	$363	$255	($24)
	Depreciation, non-cash impairments & eliminations	7	7	23	23	24	31	36	44
	Wood Products Segment Adjusted EBITDDA	**$32**	**$80**	**$131**	**$13**	**$176**	**$394**	**$291**	**$20**
REAL ESTATE	Operating income[1]	$19	$19	$23	$43	$60	$20	$42	$36
	Basis of real estate sold and depreciation	8	7	17	20	27	28	31	32
	Real Estate Segment Adjusted EBITDDA	**$27**	**$26**	**$40**	**$63**	**$87**	**$48**	**$73**	**$68**
CORPORATE	Corporate expense	($28)	($43)	($63)	($37)	($50)	($48)	($50)	($46)
	Depreciation and eliminations	(3)	(2)	(5)	6	(14)	(4)	11	7
	Special items[2]	-	8	24	-	-	-	-	-
	Total Adjusted EBITDDA	**$134**	**$196**	**$297**	**$179**	**$382**	**$653**	**$574**	**$200**

1 | Excludes the 2016 central Idaho timberland sale.
2 | Special items include Deltic merger costs of $3 million and environmental charge of $5 million in 2017 and Deltic merger costs of $22 million and inventory purchase price adjustment of $2 million in 2018.

Definitions



TOTAL ADJUSTED EBITDDA

is a non-GAAP measure and is calculated as net income (loss) adjusted for interest expense, net, income taxes, depletion, depreciation and amortization, basis of real estate sold, non-operating pension and other post-retirement benefits, pension settlement charge, environmental charge, gains and losses on disposition of fixed assets, net gains and losses on fire damage, merger-related expenses, and other special items.

Throughout this presentation, references to EBITDDA are intended to be Total Adjusted EBITDDA.

ADJUSTED EBITDDA LEVERAGE

is a non-GAAP measure and is calculated as Net Debt divided by Total Adjusted EBITDDA.

SEGMENT ADJUSTED EBITDDA

is a non-GAAP measure and is calculated as segment operating income (loss) adjusted for depletion, depreciation and amortization, basis of real estate sold, gains and losses on disposition of fixed assets, non-cash impairments and other special items.

CASH AVAILABLE FOR DISTRIBUTION (CAD)

is a non-GAAP measure and is calculated as cash from operations minus capital expenditures and timberland acquisitions not classified as strategic.

NET DEBT

is a non-GAAP measure and is calculated as long-term debt (plus long-term debt due within a year), less cash and cash equivalents.

NET DEBT TO ENTERPRISE VALUE

is a non-GAAP measure and is calculated as Net Debt divided by enterprise value.

SFI®

is Sustainable Forestry Initiative.® SFI marks are registered marks owned by the *Sustainable Forestry Initiative*.

FSC®

is Forest Stewardship Council.® Forest Stewardship Council and FSC are registered marks owned by The Forest Stewardship Council and are used pursuant to license codes FSC-C005430 and FSC-C102909.



Wayne Wasechek

Vice President and Chief Financial Officer

509.835.1521

POTLATCHDELTIC.COM

Nasdaq: PCH

Q2 2024